                                              SEMIANNUAL REPORT
                                              APRIL 30, 2002

PRUDENTIAL
TAX-MANAGED SMALL-CAP FUND, INC.

FUND TYPE
Small-capitalization stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                   PRUDENTIAL (LOGO)

Prudential Tax-Managed Small-Cap Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Tax-Managed Small-Cap Fund's (the
Fund) investment objective is long-term capital appreciation. The Fund seeks long-term capital growth by using quantitative investment techniques to buy primarily the stocks of U.S.
companies with market capitalizations like those of the Standard & Poor's SmallCap 600 Stock Price Index
(S&P SmallCap 600 Index). The Fund also attempts to minimize taxable distributions. The investment adviser's computer-aided portfolio construction helps improve the risk/reward profile of our holdings.
Smaller-company stocks historically have often performed very differently from stocks of large companies and can help diversify a stock portfolio.
Smaller-company stocks may have limited
marketability, and may be subject to more abrupt or erratic movements than stocks of larger companies. There can be no assurance that the Fund will achieve its investment objective.

Sector Composition

    % of the  % of the
    Fund's      S&P
    Equity     SC 600
    Assets*    Index*
    23.5%       21.2%   Consumer Discretionary
    20.0        20.2    Industrials
    16.1        16.0    Information Technology
    12.9        12.4    Healthcare
    10.5        11.2    Financials
     5.2         4.5    Consumer Staples
     4.8         5.4    Energy
     3.5         4.1    Utilities
     3.2         4.7    Materials
     0.3         0.3    Telecommunication Svcs.

*As of 4/30/02.

Ten Largest Holdings

 Expressed as a percentage of the Fund's
 equity assets as of 4/30/02
    1.0%    Accredo Health, Inc.
            Healthcare Providers & Services
    1.0     Coventry Health Care, Inc.
            Healthcare Providers & Services
    0.9     Pier 1 Imports, Inc.
            Specialty Retail
    0.9     Constellation Brands, Inc.
            Beverages
    0.8     Ruby Tuesday, Inc.
            Hotels, Restaurants & Leisure
    0.8     Adaptec, Inc.
            Communications Equipment
    0.8     Waste Connections, Inc.
            Commercial Services & Supplies
    0.8     Whole Foods Market, Inc.
            Food & Drug Retailing
    0.8     AdvancePCS
            Healthcare Providers & Services
    0.8     Ryland Group, Inc.
            Household Durables

Holdings are subject to change.

                          www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

Cumulative Total Returns1                           As of 4/30/02

                                        Six      One      Since
                                       Months    Year   Inception2
    Class A                            27.67%   17.73%   21.47%
    Class B                            27.20    16.67    17.32
    Class C                            27.20    16.67    17.32
    Class Z                            27.86    17.87    22.72
Lipper Small-Cap Core Funds Avg.3      19.99    10.97    48.82
S&P SmallCap 600 Index4                26.04    16.54    47.19

Average Annual Total Returns1                       As of 3/31/02

                    One       Since
                    Year    Inception2
    Class A        16.99%      2.62%
    Class B        17.09       2.82
    Class C        19.88       2.79
    Class Z        23.50       4.08

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: Class A, B, C, and Z, 11/10/97. 3 The Lipper
Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, and since inception periods in the Lipper Small-Cap Core Funds category. Funds in the Lipper Small-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations less than 250% of the dollar-weighted median market capitalization of the S&P
SmallCap 600 Index, have wide latitude in the companies in which they invest, and have price/earnings ratio, price-to-book ratio, and three-year earnings growth figures comparable to the U.S.
Diversified Small Cap Funds Universe Average. 4 The
S&P SmallCap 600 Index is an unmanaged, market capitalization-weighted index comprising 600 domestic stocks chosen for market size, liquidity, and industry group representation.

Investors cannot invest directly in an index.

The returns for the Lipper Average and S&P SmallCap
600 Index would be lower if they included the effect
of sales charges or taxes.
                                                   1

PRUDENTIAL (LOGO)                     June 14, 2002

DEAR SHAREHOLDER,
In recent months, the environment for investing in the United States may well have made a historic change for the better. On December 2, 2001, Enron
Corporation, a firm that had been widely admired for its rapid growth and innovative business practices, filed for bankruptcy. Although this was the largest bankruptcy in U.S. history, many of the expected safeguards of shareholders' interests disappointed us. As a result, many companies have been making changes to better protect investors' interests.

These changes include voluntary separation of services that could cause conflicts of interest, trends toward more objective corporate boards, more detailed and revealing disclosure in corporate financial reports, an emphasis on stronger corporate balance sheets (less reliance on complicated financing arrangements), and a generally more critical view of ambitious profit projections. The underlying framework for investing was generally sound. These changes will strengthen it further.

On the following pages, the adviser of the Prudential
Tax-Managed Small-Cap Fund describes the strategies that led to the Fund's outperformance of the S&P
SmallCap 600 Index and the Lipper Small-Cap Core
Funds Average--the latter by a large margin--over the Fund's six-month reporting period.

Sincerely,


David R. Odenath, Jr., President
Prudential Tax-Managed Small-Cap Fund, Inc.

Prudential Tax-Managed Small-Cap Fund, Inc.

Semiannual Report    April 30, 2002

Investment Adviser's Report

HEADING OUR QUANTITATIVE TAX-MANAGED INVESTMENT
DISCIPLINE
LIMITING RISK EXPOSURES. Our definition of success is an after-tax long-run return that is better than the overall market for small-cap stocks, as measured by the S&P SmallCap 600 Index. Therefore we try to be somewhat like the Index, only slightly better. The
Fund is managed to reduce the risk of a large deviation in return from the Fund's S&P SmallCap 600
Index benchmark while increasing the likelihood that its performance will be better than the Index's.

We classify the market into a number of economic sectors, and allow only small deviations from the benchmark S&P SmallCap 600 Index weights in each sector. We also limit exposure to other risk factors, including industry, market capitalization, and growth or value "styles." When such deviations do occur, it is not because we decide that a particular industry or capitalization group will outperform (or underperform) others. Rather, the deviations are the product of our assessment of the investment prospects of individual stocks, not groups of stocks. Within fairly tight constraints, weightings of individual stocks can lead to an overweight or underweight in some risk categories. We expect that the variations from the Index on these risk factors will have a relatively small impact on the Fund's return, as opposed to the impact of our individual stock selections.

HOW WE SELECT STOCKS. Our primary objective is to add value through judiciously chosen individual securities. Usually, stocks of both fast-growing and slow-growing companies are represented in our portfolio. We have found that no single group of selection criteria identifies winners and losers equally well within each style. Consequently, we apply different selection criteria to growth and value stocks.

Research suggests that investors tend to overemphasize recent news while neglecting longer-term trends. So among slow-growing stocks, we seek to buy and hold shares in companies that become underpriced relative to their

Prudential Tax-Managed Small-Cap Fund, Inc.

Holdings expressed as a percentage of the Fund's equity assets

Comments on Largest Holdings  As of 4/30/02
--------------------------------------------

   % of the    % of the
    Fund's      S&P
    Equity      SC 600
    Assets      Index
    1.0%         0.4%     Accredo Health, Inc./Healthcare
                          Providers & Services
                          This pharmacy services company has an
                          above-average projected growth rate,
                          and analysts have been revising their earnings estimates upward.

    1.0          0.5       Coventry Health Care, Inc./Healthcare
                           Providers & Services
                           Analysts have been revising earnings
                           estimates upward for this attractively valued managed healthcare company.

    0.9           0.5      Pier 1 Imports, Inc./Specialty Retail
                           Analysts have been revising earnings
                           estimates upward for this home furnishings retailer.

    0.9           0.6      Constellation Brands, Inc./Beverages
                           Analysts have been revising their earnings estimates upward for this attractively valued maker of alcohol beverage products.

    0.8            0.4     Ruby Tuesday, Inc./Hotels, Restaurants & Leisure
                           This specialty restaurant chain has an above-average projected growth rate, and analysts have been revising their earnings estimates upward.

                           Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2002

earnings or book value. We do this in the belief that the market has over-reacted to past disappointments from these firms. We buy slow-growth stocks with the intention of holding them until they have reached their fair value. Even though earnings may grow slowly for these firms, we believe that the shares have good prospects for capital appreciation should prices move toward intrinsic value.

Among stocks in rapidly growing companies, however, both theory and practice suggest that investors' overconfidence slows their response to news about future growth. We try to emphasize stocks of companies that have had positive news about their future prospects in the belief that the market will eventually follow. We hold these stocks until negative news calls into question the firm's ability to sustain profitable future growth. In contrast to value stocks, we de-emphasize price, since low prices do not necessarily make attractive growth stocks.

TAX MANAGEMENT. The changes in market value of stocks in our portfolio affect our net asset value and our return, but have no tax consequences until the gain or loss is locked in by the sale of the shares. This is called "realizing" the gain or loss.

We review our portfolio daily for stocks that have fallen in value. When appropriate, we may sell some of these shares to realize capital losses, and search for stocks with a similar risk profile to purchase as a substitute. We try to maintain a tax-loss carry-forward--a net realized loss that can be subtracted from future gains.

ANALYSIS OF THE PERIOD'S RETURN
MARKET ENVIRONMENT. The return on the S&P SmallCap
600 Index is the largest single factor determining
the Fund's return. We discuss the reasons the Fund
outperformed the Index in the next section of this
report.
                                                 5

Prudential Tax-Managed Small-Cap Fund, Inc.

Semiannual Report    April 30, 2002

Over the six months ended April 30, 2002, small-cap stocks extended their run of outperformance of large caps with a very strong 26.04% return for the S&P
SmallCap 600 Index. Historically, small caps have performed well early in an economic cycle. During this reporting period, investors anticipated an upturn in the U.S. economy after the terrorist attacks of September 11 spurred the addition of large measures of monetary and fiscal stimulus. These were expected to produce a shorter recession and a steeper recovery than there would have been if the economy had been left to take its course.

However, a divergence of the large- and small-cap indexes in March and April 2002 was not simply because small caps were leading the way. The S&P
SmallCap 600 Index rallied during those months while the large-cap Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) actually turned downward. This appeared to have been the result of many disappointing earnings announcements from large companies. In addition, the stocks of smaller firms were still less expensive than those of larger firms when taking into account company earnings and net worth.

The rise of the S&P SmallCap 600 Index was broad-based, with only 10 of its 123 industry components declining over the period. By and large, the strongest performers were consumer-related, but they represented a wide range of industries with exposure to consumer spending. The automobile products, home builders, and photo products indexes doubled or nearly doubled, while the consumer electronics, personal products, and home improvements indexes also made large gains.

The losing industry indexes tended to be in technology (the Internet software and semiconductor indexes), telecommunications (the wireless telecommunications and integrated telecommunications indexes), and healthcare (the pharmaceutical and biotechnology indexes).

                                 www.prudential.com    (800) 225-1852

THE FUND'S PERFORMANCE. Two market trends that prevailed last year continued over the past six months--small-cap stocks outperforming large-cap stocks, and value stocks outperforming growth stocks. Our modest tilt toward value stocks--stocks with lower price/earnings ratios-- helped the Fund outperform the Index.

However, the Fund's slight underweight in stocks within the smaller-size segments of the S&P SmallCap 600
Index detracted from performance because these segments outperformed the large-size segments within the Index. On balance, the deviations we allowed from the Index on the various risk factors boosted the Fund's performance.

The largest contribution to the Fund's outperformance of the Index was strong stock selection in the retail sector, particularly stocks like Chico's FAS; Pier 1
Imports, Inc.; and Shopko Stores. Good stock selection in the producer manufacturing and consumer durables sectors, particularly our holdings in home builders such as Ryland Group, helped performance. In addition, an overweight and good stock selection in the strong-performing consumer services sector, particularly restaurant stocks, also helped performance.

The Fund's stock selection lagged in the commercial services sector, and this was the largest drag on performance.

Prudential Tax-Managed Small-Cap Fund Management Team

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited)

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.5%
COMMON STOCKS  98.5%
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY  23.2%
Auto & Truck  1.9%
       3,400   ArvinMeritor, Inc.                                     $      107,780
      10,550   Copart, Inc.(a)                                               162,365
       2,800   Monaco Coach Corp.(a)                                          80,416
       3,000   O'Reilly Automotive, Inc.(a)                                   97,170
       5,000   Oshkosh Truck Corp.                                           284,600
      31,600   Pep Boys - Manny, Moe & Jack                                  605,140
         900   Thor Industries, Inc.                                          53,325
      20,500   Tower Automotive, Inc.(a)                                     300,735
         200   Wabash National Corp.                                           1,958
       5,900   Winnebago Industries, Inc.                                    275,530
                                                                      --------------
                                                                           1,969,019
-------------------------------------------------------------------------------------
Distributors  0.1%
       5,300   Applied Industrial Technologies, Inc.                         105,470
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  4.6%
       8,500   Applebee's, Inc.                                              331,840
         400   Argosy Gaming Co.(a)                                           14,400
      25,600   Aztar Corp.(a)                                                595,712
       5,800   CEC Entertainment, Inc.(a)                                    267,960
         350   Cheesecake Factory, Inc.(a)                                    14,571
      13,600   IHOP Corp.(a)                                                 494,360
       4,700   International Game Technology(a)                              295,865
      14,200   Jack In The Box, Inc.(a)                                      453,406
       2,200   Lone Star Steakhouse & Saloon, Inc.                            42,900
       2,100   O'Charley's, Inc.(a)                                           53,046
       6,300   P.F. Chang's China Bistro, Inc.(a)                            456,435
       2,100   Pinnacle Entertainment, Inc.(a)                                23,310
       4,100   Prime Hospitality Corp.(a)                                     52,849
       2,300   RARE Hospitality, Inc.(a)                                      64,400
      35,000   Ruby Tuesday, Inc.                                            879,200
      19,000   Ryan's Family Steak Houses, Inc.(a)                           497,800
       9,450   Sonic Corp.(a)                                                276,979
                                                                      --------------
                                                                           4,815,033

    8                                      See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Household Durables  4.5%
       6,900   American Greetings Corp. (Class 'A' Stock)             $      122,475
         900   Bassett Furniture Industries, Inc.                             18,450
      10,000   Champion Enterprises, Inc.(a)                                  83,000
      11,300   Department 56, Inc.(a)                                        175,150
      15,600   Ethan Allen Interiors, Inc.                                   642,876
       7,000   Fleetwood Enterprises, Inc.                                    74,690
       4,300   Harman International Industries, Inc.                         253,915
      20,700   Interface, Inc. (Class 'A' Stock)                             166,635
       4,300   La-Z-Boy, Inc.                                                129,172
       4,100   Libbey, Inc.                                                  160,310
       3,146   M.D.C. Holdings, Inc.                                         158,873
       1,900   NVR, Inc.(a)                                                  702,525
       7,200   Ryland Group, Inc.                                            792,000
      16,300   Standard Pacific Corp.                                        547,191
      12,600   Toll Brothers, Inc.(a)                                        374,850
       6,000   Toro Co.                                                      348,000
                                                                      --------------
                                                                           4,750,112
-------------------------------------------------------------------------------------
Leisure Equipment & Products  2.5%
      16,300   Action Performance Co., Inc.(a)                               766,915
      23,400   Arctic Cat, Inc.                                              454,896
      11,900   JAKKS Pacific, Inc.(a)                                        229,313
       7,300   Polaris Industries, Inc.                                      549,690
      18,225   SCP Pool Corp.(a)                                             577,550
                                                                      --------------
                                                                           2,578,364
-------------------------------------------------------------------------------------
Media  0.4%
       4,300   ADVO, Inc.(a)                                                 186,190
       8,400   Penton Media, Inc.                                             55,440
         200   Washington Post Co. (Class 'B' Stock)                         126,360
                                                                      --------------
                                                                             367,990
-------------------------------------------------------------------------------------
Multiline Retail  1.2%
      17,800   99 Cents Only Stores(a)                                       553,224
      10,500   School Specialty, Inc.(a)                                     297,885
      19,700   ShopKo Stores, Inc.(a)                                        410,351
                                                                      --------------
                                                                           1,261,460

    See Notes to Financial Statements                                      9

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Specialty Retail  5.8%
       5,900   AnnTaylor Stores Corp.(a)                              $      256,473
      14,600   Building Material Holdings Corp.(a)                           219,146
       3,700   Burlington Coat Factory Warehouse Corp.                        83,102
      20,400   Cato Corp. (Class 'A' Stock)                                  522,240
      16,275   Chico's Fas, Inc.(a)                                          587,202
       6,100   Christopher & Banks Corp.(a)                                  226,737
      15,000   Dress Barn, Inc.(a)                                           450,000
         600   Footstar, Inc.(a)                                              17,694
      17,400   Group 1 Automotive, Inc.(a)                                   762,816
       3,500   Gymboree Corp.(a)                                              63,840
       4,400   Michaels Stores, Inc.(a)                                      177,980
      39,900   Pier 1 Imports, Inc.                                          955,605
       9,500   Regis Corp.                                                   285,570
       2,025   REX Stores Corp.(a)                                            30,335
      11,000   Too, Inc.(a)                                                  331,650
      15,550   Wet Seal, Inc. (Class 'A' Stock)(a)                           554,046
      15,000   Zale Corp.(a)                                                 595,800
                                                                      --------------
                                                                           6,120,236
-------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods  2.2%
      15,700   Brown Shoe Co., Inc.                                          319,495
      10,400   Fossil, Inc.(a)                                               288,600
       6,000   K-Swiss, Inc. (Class 'A' Stock)                               274,620
      13,200   Kellwood Co.                                                  359,700
       5,800   Nautica Enterprises, Inc.(a)                                   83,462
       9,100   OshKosh B'Gosh, Inc. (Class 'A' Stock)                        380,835
      21,600   Russell Corp.                                                 399,384
       8,900   Wellman, Inc.                                                 147,740
       5,500   Wolverine World Wide, Inc.                                     99,110
                                                                      --------------
                                                                           2,352,946
-------------------------------------------------------------------------------------
CONSUMER STAPLES  5.2%
Beverages  0.9%
      15,000   Constellation Brands, Inc. (Class 'A' Stock)(a)               906,000

    10                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Food & Drug Retailing  2.2%
       3,000   Casey's General Stores, Inc.                           $       39,060
       9,600   Fleming Cos., Inc.                                            211,584
      12,100   Great Atlantic & Pacific Tea Co., Inc.(a)                     310,002
      10,400   Nash-Finch Co.                                                312,000
       5,600   Performance Food Group Co.(a)                                 201,936
      15,700   United Natural Foods, Inc.(a)                                 376,015
      18,000   Whole Foods Market, Inc.(a)                                   841,680
                                                                      --------------
                                                                           2,292,277
-------------------------------------------------------------------------------------
Food Products  1.5%
       2,700   American Italian Pasta Co. (Class 'A' Stock)(a)               134,298
      18,100   Corn Products International, Inc.                             599,110
       7,200   Delta & Pine Land Co.                                         140,112
       5,700   International Multifoods Corp.(a)                             153,045
       3,200   J & J Snack Foods Corp.(a)                                    123,264
       7,400   Ralcorp Holdings, Inc.(a)                                     207,200
       5,700   Smithfield Foods, Inc.(a)                                     120,270
       7,619   Tyson Foods, Inc. (Class 'A' Stock)                           106,818
                                                                      --------------
                                                                           1,584,117
-------------------------------------------------------------------------------------
Household Products  0.2%
       6,500   WD-40 Co.                                                     177,710
-------------------------------------------------------------------------------------
Personal Products  0.4%
      24,300   NBTY, Inc.(a)                                                 417,474
-------------------------------------------------------------------------------------
ENERGY  4.7%
-------------------------------------------------------------------------------------
Energy Equipment Services  1.4%
      14,000   Cal Dive International, Inc.(a)                               362,600
       1,547   FMC Technologies, Inc.(a)                                      35,194
      13,900   Oceaneering International, Inc.(a)                            368,350
       2,800   SEACOR SMIT, Inc.(a)                                          134,680
      19,500   Seitel, Inc.(a)                                               156,975
      13,900   TETRA Technologies, Inc.(a)                                   398,096
                                                                      --------------
                                                                           1,455,895

    See Notes to Financial Statements                                     11

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  3.3%
       1,000   Ashland, Inc.                                          $       40,830
      11,000   Evergreen Resources, Inc.(a)                                  492,250
       6,259   Howell Corp.                                                   76,986
       4,500   Key Production Co., Inc.(a)                                    96,300
      12,600   Newfield Exploration Co.(a)                                   476,910
      18,100   Nuevo Energy Co.(a)                                           284,170
      14,600   Patina Oil & Gas Corp.                                        528,520
       2,600   Plains Resources, Inc.(a)                                      71,240
       8,300   Pogo Producing Co.                                            284,192
         600   Prima Energy Corp.(a)                                          14,941
       8,900   Remington Oil & Gas Corp.(a)                                  181,115
       1,500   Stone Energy Corp.(a)                                          63,600
       6,400   Swift Energy Co.(a)                                           121,408
       3,600   Sunoco, Inc.                                                  123,768
       3,500   Tom Brown, Inc.(a)                                            101,500
       7,700   Vintage Petroleum, Inc.                                       106,260
      18,850   XTO Energy, Inc.                                              384,540
                                                                      --------------
                                                                           3,448,530
-------------------------------------------------------------------------------------
FINANCIALS  10.5%
Banking  6.7%
      10,400   Astoria Financial Corp.                                       333,736
       3,900   Commerce Bancorp, Inc.                                        192,621
      16,900   Commercial Federal Corp.                                      496,860
      12,900   Community First Bankshares, Inc.                              354,492
      11,700   Cullen/Frost Bankers, Inc.                                    441,558
      19,200   Dime Community Bancshares, Inc.                               446,592
       5,200   East West Bancorp, Inc.                                       186,160
       1,600   First BanCorp.                                                 53,600
      17,150   First Midwest Bancorp, Inc.                                   521,875
       3,800   GBC Bancorp                                                   122,360
      12,100   Hudson United Bancorp                                         384,054
       8,200   MAF Bancorp, Inc.                                             303,892
      17,700   New York Community Bancorp, Inc.                              524,982
       1,200   North Fork Bancorporation, Inc.                                46,344
      13,190   Provident Bankshares Corp.                                    343,731

    12                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      11,200   Riggs National Corp.                                   $      186,256
       1,000   SouthTrust Corp.                                               26,680
      13,400   Southwest Bancorporation of Texas, Inc.(a)                    469,402
       2,500   Staten Island Bancorp, Inc.                                    49,875
      19,500   Sterling Bancshares, Inc.                                     266,760
      10,000   UCBH Holdings, Inc.                                           394,500
       7,900   United Bankshares, Inc.                                       252,800
      20,316   Washington Federal, Inc.                                      530,654
       3,300   Whitney Holding Corp.                                         120,450
                                                                      --------------
                                                                           7,050,234
-------------------------------------------------------------------------------------
Financial Services  1.6%
      13,200   Downey Financial Corp.                                        701,184
         900   Financial Federal Corp.(a)                                     31,653
       6,800   FirstFed Financial Corp.(a)                                   194,480
         100   LaBranche & Co., Inc.(a)                                        2,740
         200   Metris Cos., Inc.                                               2,608
         700   MGIC Investment Corp.                                          49,952
       1,900   NCO Group, Inc.(a)                                             52,896
       2,300   Raymond James Financial, Inc.                                  76,912
      13,333   SWS Group, Inc.                                               267,993
      27,900   World Acceptance Corp.(a)                                     248,310
                                                                      --------------
                                                                           1,628,728
-------------------------------------------------------------------------------------
Insurance  2.1%
       4,006   Delphi Financial Group, Inc. (Class 'A' Stock)                172,258
         300   Everest Re Group Ltd.                                          20,370
       2,750   Fidelity National Financial, Inc.                              84,838
      21,300   First American Corp.                                          470,730
      10,100   Hilb, Rogal & Hamilton Co.                                    371,478
      14,600   LandAmerica Financial Group, Inc.                             511,000
         500   Radian Group, Inc.                                             25,950
       8,200   Selective Insurance Group, Inc.                               246,000
       4,000   Stewart Information Services Corp.(a)                          75,600
         900   Torchmark Corp.                                                36,801
      18,500   Trenwick Group Ltd.                                           157,065
                                                                      --------------
                                                                           2,172,090

    See Notes to Financial Statements                                     13

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.1%
         600   Colonial Properties Trust                              $       21,828
       4,000   Kilroy Realty Corp.                                           112,600
                                                                      --------------
                                                                             134,428
-------------------------------------------------------------------------------------
HEALTHCARE  12.7%
Biotechnology  0.9%
       8,300   Bio-Technology General Corp.(a)                                40,662
       6,000   Cephalon, Inc.(a)                                             351,840
      13,543   Enzo Biochem, Inc.(a)                                         245,128
       2,100   Immunex Corp.(a)                                               56,994
       4,800   Regeneron Pharmaceuticals, Inc.(a)                             99,120
       8,000   Techne Corp.(a)                                               213,520
                                                                      --------------
                                                                           1,007,264
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  5.1%
      18,400   ArthroCare Corp.(a)                                           294,768
       2,100   Biosite, Inc. (a)                                              65,625
       7,300   CONMED Corp.(a)                                               197,100
       8,200   Cooper Cos., Inc.                                             434,600
       4,900   Datascope Corp.                                               154,105
       8,400   Diagnostic Products Corp.                                     403,032
      12,000   INAMED Corp.(a)                                               441,960
      13,100   Invacare Corp.                                                495,442
      14,900   Mentor Corp.                                                  596,745
       8,700   PolyMedica Corp.(a)                                           338,952
      10,600   ResMed, Inc.(a)                                               393,366
      21,200   Respironics, Inc.(a)                                          695,148
      11,100   Sola International, Inc.(a)                                   159,285
       1,100   SurModics, Inc.(a)                                             44,737
       4,900   Sybron Dental Specialties, Inc.(a)                             96,530
      20,900   Theragenics Corp(a)                                           187,682
       3,300   Varian Medical Systems, Inc.(a)                               143,055
       4,200   Vital Signs, Inc.                                             161,700
                                                                      --------------
                                                                           5,303,832

    14                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Healthcare Providers & Services  6.2%
      16,350   Accredo Health, Inc.(a)                                $    1,058,336
      24,500   AdvancePCS(a)                                                 828,345
      32,900   Coventry Health Care, Inc.(a)                               1,036,350
       1,200   Express Scripts, Inc. (Class 'A' Stock)(a)                     75,852
       7,600   Hooper Holmes, Inc.                                            78,964
       1,000   IMPATH, Inc.(a)                                                23,670
       1,100   LifePoint Hospitals, Inc.(a)                                   46,200
      20,800   Mid Atlantic Medical Services, Inc.(a)                        757,744
      11,900   Orthodontic Centers of America, Inc.(a)                       317,135
       9,700   Owens & Minor, Inc.                                           200,693
       3,200   PAREXEL International Corp.(a)                                 49,824
       4,800   Pediatrix Medical Group, Inc.(a)                              225,552
      10,900   Pharmaceutical Product Development, Inc.(a)                   274,462
       4,600   Priority Healthcare Corp. (Class 'B' Stock)(a)                136,804
         600   Province Healthcare Co.(a)                                     23,106
         400   Quest Diagnostics, Inc.(a)                                     36,772
         600   RehabCare Group, Inc.(a)                                       15,990
       4,200   Sierra Health Services, Inc.(a)                                81,900
       1,300   Sunrise Assisted Living, Inc.(a)                               35,113
      17,600   Syncor Corp.(a)                                               550,176
      11,900   Universal Health Services, Inc. (Class 'B' Stock)(a)          553,945
       5,800   US Oncology, Inc.(a)                                           55,680
                                                                      --------------
                                                                           6,462,613
-------------------------------------------------------------------------------------
Pharmaceuticals  0.5%
       9,200   Medicis Pharmaceutical Corp. (Class 'A' Stock)(a)             492,660
      11,200   MGI Pharma, Inc.(a)                                            81,536
                                                                      --------------
                                                                             574,196
-------------------------------------------------------------------------------------
INDUSTRIALS  19.6%
Aerospace/Defense  1.9%
       4,400   AAR Corp.                                                      56,056
       2,725   Alliant Techsystems, Inc.(a)                                  293,482
      15,600   BE Aerospace, Inc.(a)                                         202,800
         600   Curtiss-Wright Corp.                                           45,744

    See Notes to Financial Statements                                     15

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      11,100   GenCorp, Inc.                                          $      174,270
      12,400   Goodrich Corp.                                                395,808
       5,300   Kaman Corp. (Class 'A' Stock)                                  95,135
       2,400   L-3 Communications Holding, Inc.(a)                           306,672
      15,200   Mercury Computer Systems, Inc.(a)                             440,040
         800   Triumph Group, Inc.(a)                                         36,840
                                                                      --------------
                                                                           2,046,847
-------------------------------------------------------------------------------------
Building Products  1.6%
      10,100   Apogee Enterprises, Inc.                                      138,875
      18,000   Elcor Corp.                                                   485,640
       6,490   Griffon Corp.(a)                                              124,608
      29,900   Lennox International, Inc.                                    448,500
       1,400   Simpson Manufacturing Co., Inc.(a)                             91,980
      10,300   Universal Forest Products, Inc.                               257,500
       5,100   Watsco, Inc.                                                   92,259
                                                                      --------------
                                                                           1,639,362
-------------------------------------------------------------------------------------
Commercial Services & Supplies  7.0%
       6,200   ABM Industries, Inc.                                          237,460
       4,500   Administaff, Inc.(a)                                          103,275
       2,800   BISYS Group, Inc.(a)                                           95,760
       6,000   Bowne & Co., Inc.                                              95,400
       1,900   CDI Corp.(a)                                                   55,537
       6,500   Central Parking Corp.                                         171,080
       3,700   Consolidated Graphics, Inc.(a)                                 78,995
      12,300   Corinthian Colleges, Inc.(a)                                  724,347
       2,900   eFunds Corp.(a)                                                46,110
       9,700   FactSet Research Systems, Inc.                                337,851
      15,600   G & K Services, Inc. (Class 'A' Stock)                        643,500
       4,800   Global Payments, Inc.                                         184,416
       9,800   Hall, Kinion & Associates, Inc.(a)                             92,610
       5,100   Heidrick & Struggles International, Inc.(a)                   105,468
       1,300   Imagistics International, Inc.(a)                              22,620
       9,700   Ionics, Inc.(a)                                               291,000
      13,800   ITT Educational Services, Inc.(a)                             698,970
       7,300   John H. Harland Co.                                           219,730

    16                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       3,900   Kroll, Inc.(a)                                         $       72,306
      15,100   MemberWorks, Inc.(a)                                          262,740
       1,875   National Service Industries, Inc.                              19,125
      12,200   NDC Health Corp.                                              392,474
      11,000   On Assignment, Inc.(a)                                        223,630
      15,500   Pegasus Solutions, Inc.(a)                                    300,235
      14,100   Pre-Paid Legal Services, Inc.(a)                              412,566
      11,500   PRG-Schultz International, Inc.(a)                            157,780
         700   SOURCECORP, Inc.(a)                                            21,000
       1,900   Sylvan Learning Systems, Inc.(a)                               52,440
       2,000   Tetra Tech, Inc.(a)                                            28,520
       9,600   United Stationers, Inc.(a)                                    374,496
         900   Volt Information Sciences, Inc.(a)                             20,430
      24,100   Waste Connections, Inc.(a)                                    850,730
                                                                      --------------
                                                                           7,392,601
-------------------------------------------------------------------------------------
Construction & Engineering  1.0%
       5,200   Butler Manufacturing Co.                                      144,664
       6,700   Insituform Technologies, Inc. (Class 'A' Stock)(a)            166,495
      23,900   Shaw Group, Inc.(a)                                           729,667
                                                                      --------------
                                                                           1,040,826
-------------------------------------------------------------------------------------
Electrical Equipment  2.6%
      18,250   A.O. Smith Corp.                                              567,575
       7,500   Acuity Brands, Inc.                                           139,125
      11,500   Artesyn Technologies, Inc.(a)                                  89,355
      17,000   Belden, Inc.                                                  406,980
       7,300   Brady Corp. (Class 'A' Stock)                                 266,450
       7,800   C&D Technologies                                              179,400
         300   Energizer Holdings, Inc.(a)                                     7,170
      23,000   Paxar Corp.(a)                                                384,100
       4,000   Tecumseh Products Co. (Class 'A' Stock)                       207,840
       6,700   Woodward Governor Co.                                         461,161
                                                                      --------------
                                                                           2,709,156

    See Notes to Financial Statements                                     17

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Industrial Conglomerates
       1,700   Lydall, Inc.(a)                                        $       24,667
-------------------------------------------------------------------------------------
Machinery  2.6%
       5,900   CLARCOR, Inc.                                                 190,570
       1,100   CUNO, Inc.(a)                                                  38,764
      15,800   Esterline Technologies Corp.(a)                               367,350
       8,400   Graco, Inc.                                                   375,984
       4,600   JLG Industries, Inc.                                           75,716
      12,900   Manitowoc Co., Inc.                                           563,730
      21,000   Milacron, Inc.                                                278,250
      10,200   Mueller Industries, Inc.(a)                                   347,718
         200   Regal-Beloit Corp.                                              5,230
       7,150   Reliance Steel & Aluminum Co.                                 230,588
       4,000   SPS Technologies, Inc.(a)                                     156,480
         500   Thomas Industries, Inc.                                        14,500
         500   Timken Co.                                                     13,325
       1,300   Valmont Industries, Inc.                                       26,897
       1,300   Watts Industries, Inc. (Class 'A' Stock)                       23,673
                                                                      --------------
                                                                           2,708,775
-------------------------------------------------------------------------------------
Transportation  2.9%
      16,700   Arkansas Best Corp.(a)                                        403,305
      17,900   Atlantic Coast Airlines Holdings, Inc.(a)                     391,115
       5,100   Landstar Systems, Inc.(a)                                     499,290
      11,300   Mesa Air Group, Inc.(a)                                       111,870
       7,400   Midwest Express Holdings, Inc.(a)                             148,000
      12,100   Roadway Corp.                                                 369,050
      17,200   USFreightways Corp.                                           575,340
       1,466   Werner Enterprises, Inc.                                       26,021
      20,300   Yellow Corp.(a)                                               547,491
                                                                      --------------
                                                                           3,071,482
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY  15.8%
Communications Equipment  1.8%
      57,900   Adaptec, Inc.(a)                                              851,130
      11,100   Audiovox Corp. (Class 'A' Stock)(a)                            82,917
         100   Avocent Corp.(a)                                                2,500

    18                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       5,600   Aware, Inc.(a)                                         $       28,000
      14,300   Cable Design Technologies Corp.(a)                            179,751
      24,000   C-Cor.net Corp.(a)                                            262,560
       2,500   Digi International, Inc.(a)                                    14,100
      12,600   Inter-Tel, Inc.                                               258,426
      11,200   Harmonic, Inc.(a)                                              90,160
      10,300   PC-Tel, Inc.(a)                                                84,460
                                                                      --------------
                                                                           1,854,004
-------------------------------------------------------------------------------------
Computers & Peripherals  0.7%
      14,000   Avid Technology, Inc.(a)                                      144,060
       7,600   Hutchinson Technology, Inc.(a)                                136,116
       5,100   NCR Corp.(a)                                                  198,186
      27,100   Pinnacle Systems, Inc.(a)                                     252,030
       6,100   Rainbow Technologies, Inc.(a)                                  51,667
         100   Storage Technology Corp.(a)                                     2,058
                                                                      --------------
                                                                             784,117
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  3.7%
      14,600   Anixter International, Inc.(a)                                422,670
      11,700   BEI Technologies, Inc.                                        229,437
      11,000   Benchmark Electronics, Inc.(a)                                334,400
      17,000   Cohu, Inc.                                                    476,170
       2,400   DSP Group, Inc.(a)                                             50,928
      12,856   Intermagnetics General Corp.(a)                               323,071
      11,500   Itron, Inc.(a)                                                409,975
      23,100   Methode Eletronics, Inc. (Class 'A' Stock)                    264,957
      13,100   Park Electrochemical Corp.                                    396,275
      12,700   Pioneer-Standard Electronics, Inc.                            185,674
       2,600   Roper Industries, Inc.                                        119,574
       9,000   Technitrol, Inc.                                              228,600
       1,400   Teledyne Technologies, Inc.(a)                                 23,800
      17,100   Trimble Navigation Ltd.(a)                                    283,689
      11,200   X-Rite, Inc.                                                   98,000
                                                                      --------------
                                                                           3,847,220
-------------------------------------------------------------------------------------
IT Consulting & Services  0.8%
      13,300   American Management Systems, Inc.(a)                          304,304
      11,000   CACI International, Inc. (Class 'A' Stock)(a)                 331,914

    See Notes to Financial Statements                                     19

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      15,700   Sykes Enterprises, Inc.(a)                             $      161,396
                                                                      --------------
                                                                             797,614
-------------------------------------------------------------------------------------
Office Electronics  0.3%
       6,200   Zebra Technologies Corp. (Class 'A' Stock)(a)                 351,354
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  3.6%
      14,200   DuPont Photomasks, Inc.(a)                                    553,516
      13,400   Elantec Semiconductor, Inc.(a)                                553,956
       9,200   Electroglas, Inc.(a)                                          154,652
      38,800   ESS Technology, Inc.(a)                                       619,636
       8,500   Exar Corp.(a)                                                 169,490
       1,800   Helix Technology Corp.                                         48,708
       1,500   KLA-Tencor Corp.(a)                                            88,455
       6,000   NVIDIA Corp.(a)                                               208,860
       5,100   Pericom Semiconductor Corp.(a)                                 72,777
      23,600   Photronics, Inc.(a)                                           777,620
       6,100   Power Integrations, Inc.(a)                                   129,015
       2,100   QLogic Corp.(a)                                                95,991
       6,000   Standard Microsystems Corp.(a)                                147,300
       9,050   Three-Five Systems, Inc.(a)                                   126,700
       4,100   Ultratech Stepper, Inc.(a)                                     69,987
                                                                      --------------
                                                                           3,816,663
-------------------------------------------------------------------------------------
Software  4.9%
       2,100   Aspen Technology, Inc.(a)                                      28,455
      30,900   Avant! Corp.(a)                                               514,485
      15,000   BARRA, Inc.(a)                                                740,850
      13,200   Catapult Communications Corp.(a)                              330,792
       7,400   Cerner Corp.(a)                                               393,014
       4,400   Concord Communications, Inc.(a)                                82,720
       2,800   Fair Issac & Co., Inc.                                        156,072
      20,500   FileNET Corp.(a)                                              353,625
       3,500   Gerber Scientific, Inc.(a)                                     15,750
       6,000   InterVoice-Brite, Inc.(a)                                      26,400
      10,400   Kronos, Inc.(a)                                               422,760
         100   MapInfo Corp.(a)                                                1,103

    20                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      15,200   MRO Software, Inc.(a)                                  $      219,792
       2,500   Network Associates, Inc.(a)                                    44,375
      12,900   Phoenix Technologies Ltd.(a)                                  177,375
       3,800   Radiant Systems, Inc.(a)                                       41,838
      11,200   RadiSys Corp.(a)                                              164,304
      18,600   Roxio, Inc.(a)                                                395,250
       3,300   SPSS, Inc.(a)                                                  58,542
       2,200   Synopsys, Inc.(a)                                              99,242
       9,100   Take-Two Interactive Software, Inc.(a)                        228,410
      13,200   THQ, Inc.(a)                                                  462,792
      14,200   Verity, Inc.(a)                                               189,428
         700   Zixit Corp.(a)                                                  3,472
                                                                      --------------
                                                                           5,150,846
-------------------------------------------------------------------------------------
MATERIALS  3.1%
Chemicals  1.1%
       4,700   Arch Chemicals, Inc.                                          111,860
       3,700   Cambrex Corp.                                                 152,033
         900   FMC Corp.(a)                                                   34,830
       1,500   H.B. Fuller Co.                                                46,665
      12,200   Hercules, Inc.(a)                                             148,840
       2,200   MacDermid, Inc.                                                48,400
       6,700   OM Group, Inc.                                                447,225
       4,500   Omnova Solutions, Inc.(a)                                      41,400
       2,300   PolyOne Corp.                                                  27,922
         200   Quaker Chemical Corp.                                           4,600
       1,300   Scotts Co. (Class 'A' Stock)(a)                                62,023
         100   Valspar Corp.                                                   4,605
                                                                      --------------
                                                                           1,130,403
-------------------------------------------------------------------------------------
Construction Materials  0.2%
       6,900   Texas Industries, Inc.                                        267,582
-------------------------------------------------------------------------------------
Containers & Packaging  0.4%
       6,200   AptarGroup, Inc.                                              230,330
       5,100   Chesapeake Corp.                                              139,995
       4,400   Longview Fibre Co.                                             44,220
                                                                      --------------
                                                                             414,545

    See Notes to Financial Statements                                     21

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Metals & Mining  1.1%
         200   Brush Engineered Materials, Inc.                       $        2,580
      11,700   Cleveland-Cliffs, Inc.                                        315,900
       8,800   Commercial Metals Co.                                         394,328
         300   Commonwealth Industries, Inc.                                   2,256
       7,400   Massey Energy Co.                                             110,630
       1,900   Newmont Mining Corp.                                           54,169
       3,400   Quanex Corp.                                                  122,400
       1,400   RTI International Metals, Inc.(a)                              18,410
       7,300   Steel Dynamics, Inc.(a)                                       127,385
                                                                      --------------
                                                                           1,148,058
-------------------------------------------------------------------------------------
Paper & Forest Products  0.3%
      19,500   Buckeye Technologies, Inc.(a)                                 214,305
         600   Georgia-Pacific Corp.                                          17,388
       6,600   Pope & Talbot, Inc.                                            94,380
                                                                      --------------
                                                                             326,073
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES  0.3%
Telecommunications  0.3%
       8,200   Boston Communications Group, Inc.(a)                           80,360
         400   CenturyTel, Inc.                                               11,080
       3,200   General Communication, Inc. (Class 'A' Stock)(a)               31,936
      13,050   Metro One Telecommunications, Inc.(a)                         232,290
                                                                      --------------
                                                                             355,666
-------------------------------------------------------------------------------------
UTILITIES  3.4%
Electric Utilities  0.9%
         400   FirstEnergy Corp.                                              13,320
       4,800   PNM Resources, Inc.                                           139,200
       7,900   RGS Energy Group, Inc.                                        313,472
       3,400   UIL Holding Corp.                                             191,760
      10,400   Unisource Energy Corp.                                        209,872
                                                                      --------------
                                                                             867,624
-------------------------------------------------------------------------------------
Gas Utilities  1.7%
       3,100   AGL Resources, Inc.                                            74,214
       4,000   Atmos Energy Corp.                                             95,720
      22,200   Energen Corp.                                                 624,930

    22                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Portfolio of Investments as of April 30, 2002 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       2,800   NiSource, Inc.                                         $       61,880
       2,500   Northwest Natural Gas Co.                                      71,000
       5,800   NUI Corp.                                                     155,440
       5,200   Piedmont Natural Gas Co., Inc.                                193,700
       6,400   Southwest Gas Corp.                                           158,400
      11,800   UGI Corp.                                                     371,700
                                                                      --------------
                                                                           1,806,984
-------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power  0.8%
         700   Aquila, Inc.                                                   11,228
      20,900   Avista Corp.                                                  334,191
       1,700   Mirant Corp.(a)                                                20,536
      23,400   NorthWestern Corp.                                            481,338
                                                                      --------------
                                                                             847,293
-------------------------------------------------------------------------------------
Water Utilities
       1,600   American States Water Co.                                      62,240
                                                                      --------------
               Total long-term investments (cost $75,702,054)            103,398,020
                                                                      --------------
SHORT-TERM INVESTMENTS  1.8%
MUTUAL FUND  1.6%
   1,725,670   Prudential Core Investment Fund-Taxable Money Market
                Series
                (cost $1,725,669; Note 3)                                  1,725,669
                                                                      --------------
Principal
Amount
(000)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  0.2%
$       210   United States Treasury Bills, 1.78%, 6/20/02(b)                 209,499
                                                                       --------------
              Total short-term investments (cost $1,935,150)                1,935,168
                                                                       --------------
              Total Investments  100.3%
               (cost $77,637,204; Note 5)                                 105,333,188
              Variation margin on open future contracts                       (41,250)
              Liabilities in excess of other assets  (0.3%)                  (279,758)
                                                                       --------------
              Net Assets  100%                                         $  105,012,180
                                                                       --------------
                                                                       --------------

------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.

    See Notes to Financial Statements                                     23

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $77,637,204)                            $105,333,188
Cash                                                                         226
Receivable for investments sold                                          757,309
Receivable for Fund shares sold                                          623,477
Dividends and interest receivable                                         25,725
Deferred expenses                                                         16,870
Due from broker--variation margin                                         25,500
                                                                  ----------------
      Total assets                                                   106,782,295
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      1,048,187
Accrued expenses                                                         471,807
Payable for Fund shares reacquired                                       134,092
Distribution fees payable                                                 65,762
Management fee payable                                                    50,189
Deferred directors' fees                                                      78
                                                                  ----------------
      Total liabilities                                                1,770,115
                                                                  ----------------
NET ASSETS                                                          $105,012,180
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $      9,003
   Paid-in capital in excess of par                                  124,536,022
                                                                  ----------------
                                                                     124,545,025
   Net investment loss                                                  (609,235)
   Accumulated net realized loss on investments                      (46,603,844)
   Net unrealized appreciation on investments                         27,680,234
                                                                  ----------------
Net assets, April 30, 2002                                          $105,012,180
                                                                  ----------------
                                                                  ----------------

    24                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($27,367,502 / 2,290,628 shares of common stock issued
      and outstanding)                                                    $11.95
   Maximum sales charge (5% of offering price)                               .63
                                                                  ----------------
   Maximum offering price to public                                       $12.58
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, and offering price and redemption price per share ($66,014,601 / 5,714,339 shares of common stock
      issued and outstanding)                                             $11.55
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($9,430,510 / 816,325 shares of common stock issued and
      outstanding)                                                        $11.55
   Sales charge (1% of offering price)                                       .12
                                                                  ----------------
   Offering price to public                                               $11.67
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($2,199,567 / 182,179 shares of common stock issued and
      outstanding)                                                        $12.07
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     25

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                       $    316,676
   Interest                                                              14,566
                                                                 ----------------
      Total income                                                      331,242
                                                                 ----------------
Expenses
   Management fee                                                       279,062
   Distribution fee--Class A                                             29,462
   Distribution fee--Class B                                            296,123
   Distribution fee--Class C                                             40,259
   Transfer agent's fees and expenses                                    94,000
   Custodian's fees and expenses                                         64,000
   Reports to shareholders                                               60,000
   Legal fees and expenses                                               22,000
   Registration fees                                                     20,000
   Amortization of deferred organizational expenses                      15,000
   Audit fee                                                             12,000
   Directors' fees                                                        6,000
   Miscellaneous                                                          2,571
                                                                 ----------------
      Total expenses                                                    940,477
                                                                 ----------------
Net investment loss                                                    (609,235)
                                                                 ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            1,183,468
   Financial futures contracts                                          211,163
                                                                 ----------------
                                                                      1,394,631
                                                                 ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       21,513,879
   Financial futures contracts                                          (41,575)
                                                                 ----------------
                                                                     21,472,304
                                                                 ----------------
Net gain on investments                                              22,866,935
                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 22,257,700
                                                                 ----------------
                                                                 ----------------

    26                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2002    October 31, 2001
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $     (609,235)    $   (1,244,116)
   Net realized gain on investments                    1,394,631          4,075,350
   Net change in unrealized appreciation
      (depreciation) on investments                   21,472,304         (8,956,593)
                                                 ----------------   ----------------
   Net increase (decrease) in net assets
      resulting from operations                       22,257,700         (6,125,359)
                                                 ----------------   ----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      10,503,988         12,965,231
   Cost of shares reacquired                          (9,633,934)       (21,992,852)
                                                 ----------------   ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                            870,054         (9,027,621)
                                                 ----------------   ----------------
Total increase (decrease)                             23,127,754        (15,152,980)
NET ASSETS
Beginning of period                                   81,884,426         97,037,406
                                                 ----------------   ----------------
End of period                                     $  105,012,180     $   81,884,426
                                                 ----------------   ----------------
                                                 ----------------   ----------------

    See Notes to Financial Statements                                     27

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Tax-Managed Small-Cap Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Investment operations commenced on November 10, 1997.

      The Fund's investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investment Management, Inc. ('PIM'), in consultation with PIFM to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Debt securities which mature in more than 60 days are valued at current market quotations. Debt securities which mature in 60 days or less are valued at amortized cost.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Deferred Organization Expenses:    Approximately $154,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and PIM, PIM furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, PIM, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2002.

      PIMS has advised the Fund that it received approximately $17,300 and $11,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2002. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2002, it received approximately $55,200 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2002 the amounts of the commitment were as

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

follows: $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended April 30, 2002, the Fund incurred fees of approximately $64,628 for the services of PMFS. As of April 30, 2002, approximately $11,113 of such services were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended April 30, 2002, the Fund earned income of approximately $5,530, from the Series by investing their excess cash.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securites, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $12,800 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 were $19,510,993 and $19,494,256, respectively.
                                                                          31

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      During the six months ended April 30, 2002, the Fund entered into financial futures contracts. Details of open contracts at April 30, 2002 are as follows:

                                                            Value at       Value at       Unrealized
    Number of                               Expiration      April 30,       Trade       Appreciation/
    Contracts                Type              Date           2002           Date       (Depreciation)
------------------    ------------------    ----------     -----------     --------     --------------
Long Position:
                      Russell 2000 Index
1                       Future                 Jun. 02      $ 255,600      $251,500        $  4,100
                      Russell 2000 Index
3                       Future                 Jun. 02        766,800       783,000         (16,200)
                      Russell 2000 Index
1                       Future                 Jun. 02        255,600       259,250          (3,650)
                                                                                        --------------
                                                                                           $(15,750)
                                                                                        --------------
                                                                                        --------------

Note 5. Tax Information
For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 2001 of approximately $47,012,700 of which $39,314,000 expires in 2007, and $7,698,700 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                                     Total Net
                                                                     Unrealized
   Tax Basis            Appreciation          Depreciation          Appreciation
----------------      ----------------      ----------------      ----------------
  $78,091,181           $31,107,599           $(3,865,592)          $27,242,007

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge or redemption charge and are offered exclusively for sale to a limited group of investors.

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares. As of April 30, 2002, PI owned 2,500 shares each of Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                     379,899    $   4,264,822
Shares reacquired                                              (309,259)      (3,390,837)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     82,730          873,985
Shares issued upon conversion from Class B                       12,090          132,882
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    82,730    $   1,006,867
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     660,545    $   6,414,006
Shares reacquired                                              (957,591)      (9,339,531)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (297,046)      (2,925,525)
Shares issued upon conversion from Class B                       25,263          252,994
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (271,783)   $  (2,672,531)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                     368,811    $   3,990,909
Shares reacquired                                              (448,138)      (4,715,288)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (79,327)        (724,379)
Shares reacquired upon conversion into Class A                  (12,486)        (132,882)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (91,813)   $    (857,261)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     403,420    $   3,924,538
Shares reacquired                                            (1,056,686)     (10,150,677)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (653,266)      (6,226,139)
Shares reacquired upon conversion into Class A                  (25,907)        (252,994)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (679,173)   $  (6,479,133)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          33

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended April 30, 2002:
Shares sold                                                     132,816    $   1,409,701
Shares reacquired                                               (67,280)        (702,698)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    65,536    $     707,003
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     147,760    $   1,417,303
Shares reacquired                                              (195,585)      (1,914,753)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (47,825)   $    (497,450)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended April 30, 2002:
Shares sold                                                      79,111    $     838,556
Shares reacquired                                               (73,513)        (825,111)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                     5,598    $      13,445
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     121,599    $   1,209,384
Shares reacquired                                               (59,219)        (587,891)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    62,380    $     621,493
                                                            -----------    -------------
                                                            -----------    -------------

                                                        SEMI-ANNUAL REPORT
                                                        APRIL 30, 2002
            PRUDENTIAL
            TAX-MANAGED SMALL-CAP FUND, INC.
--------------------------------------------------------------------------------

                                                        FINANCIAL HIGHLIGHTS

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.36
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.04)
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.63
                                                                     --------
   Total from investment operations                                      2.59
                                                                     --------
Less distributions
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of period                                       $  11.95
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(c):                                             27.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 27,368
Average net assets (000)                                             $ 23,765
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.49%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.24%(b)
   Net investment income (loss)                                          (.77)%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 20%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    36                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                    Class A
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $  9.98                 $  9.28              $   7.44           $  10.95              $  10.00
     --------                --------           --------------     --------------         ----------
         (.08)                   (.06)                 (.01)               .03                   .02
         (.54)                    .76                  1.85              (3.41)                  .94
     --------                --------           --------------     --------------         ----------
         (.62)                    .70                  1.84              (3.38)                  .96
     --------                --------           --------------     --------------         ----------
           --                      --                    --                 --                  (.01)
           --                      --                    --               (.13)                   --
     --------                --------           --------------     --------------         ----------
      $  9.36                 $  9.98              $   9.28           $   7.44              $  10.95
     --------                --------           --------------     --------------         ----------
     --------                --------           --------------     --------------         ----------
        (6.21)%                  7.54%                24.73%            (31.00)%                9.60%
      $20,662                 $24,749              $ 26,741           $ 46,736              $115,621
      $22,881                 $25,180              $ 38,047           $ 82,332              $106,453
         1.50%                   1.70%(b)              1.45%              1.26%                 1.22%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
         (.81)%                 (1.07)%(b)             (.07)%              .16%                  .47%(b)
           75%                     87%                   66%               106%                   39%

    See Notes to Financial Statements                                     37

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   9.08
                                                                     --------
Income from investment operations
Net investment loss                                                      (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.55
                                                                     --------
   Total from investment operations                                      2.47
                                                                     --------
Less distributions
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of period                                       $  11.55
                                                                     --------
                                                                     --------
TOTAL INVESTMENT RETURN(c):                                             27.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 66,015
Average net assets (000)                                             $ 59,715
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.24%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.24%(b)
   Net investment loss                                                  (1.52)%(b)

------------------------------
(a) Commencement of offering of Class B shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    38                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                    Class B
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $  9.77                 $  9.12              $   7.37           $  10.93              $  10.00
     --------                --------           --------------     --------------         ----------
         (.15)                   (.10)                 (.07)              (.06)                 (.01)
         (.54)                    .75                  1.82              (3.37)                  .94
     --------                --------           --------------     --------------         ----------
         (.69)                    .65                  1.75              (3.43)                  .93
     --------                --------           --------------     --------------         ----------
           --                      --                    --               (.13)                   --
     --------                --------           --------------     --------------         ----------
      $  9.08                 $  9.77              $   9.12           $   7.37              $  10.93
     --------                --------           --------------     --------------         ----------
     --------                --------           --------------     --------------         ----------
        (7.06)%                  7.13%                23.91%            (31.61)%                9.31%
      $52,736                 $63,340              $ 69,023           $102,094              $196,671
      $59,654                 $64,967              $ 89,474           $158,085              $170,484
         2.25%                   2.45%(b)              2.20%              2.01%                 1.97%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.56)%                 (1.82)%(b)             (.82)%             (.58)%                (.29)%(b)

    See Notes to Financial Statements                                     39

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.08
                                                                     -------
Income from investment operations
Net investment loss                                                     (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                         2.55
                                                                     -------
   Total from investment operations                                     2.47
                                                                     -------
Less distributions
Distributions from net realized gains                                     --
                                                                     -------
Net asset value, end of period                                        $11.55
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(c):                                            27.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $9,431
Average net assets (000)                                              $8,119
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.24%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.24%(b)
   Net investment loss                                                 (1.53)%(b)

------------------------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total investment return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    40                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                    Class C
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $  9.77                 $  9.12              $   7.37           $  10.93              $  10.00
     --------                --------           --------------     --------------         ----------
         (.15)                   (.10)                 (.07)              (.08)                 (.01)
         (.54)                    .75                  1.82              (3.35)                  .94
     --------                --------           --------------     --------------         ----------
         (.69)                    .65                  1.75              (3.43)                  .93
     --------                --------           --------------     --------------         ----------
           --                      --                    --               (.13)                   --
     --------                --------           --------------     --------------         ----------
      $  9.08                 $  9.77              $   9.12           $   7.37              $  10.93
     --------                --------           --------------     --------------         ----------
     --------                --------           --------------     --------------         ----------
        (7.06)%                  7.13%                23.91%            (31.61)%                9.31%
      $ 6,819                 $ 7,800              $  8,056           $ 14,951              $ 36,628
      $ 7,514                 $ 7,694              $ 11,845           $ 27,182              $ 34,000
         2.25%                   2.45%(b)              2.20%              2.01%                 1.97%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
        (1.56)%                 (1.82)%(b)             (.82)%             (.59)%                (.29)%(b)

    See Notes to Financial Statements                                     41

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                               --------------------
                                                                    Six Months
                                                                      Ended
                                                                  April 30, 2002
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 9.44
                                                                     -------
Income from investment operations
Net investment income loss                                              (.03)
 Net realized and unrealized gain (loss) on investment
 transactions                                                           2.66
                                                                     -------
   Total from investment operations                                     2.63
                                                                     -------
Less distributions
Distributions in excess of net investment income                          --
Distributions from net realized gains                                     --
                                                                     -------
Net asset value, end of period                                        $12.07
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(c):                                            27.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $2,200
Average net assets (000)                                              $2,193
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.24%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.24%(b)
   Net investment income (loss)                                         (.52)%

------------------------------
(a) Commencement of offering of Class Z shares.
(b) Annualized.
(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(d) Calculated based on average shares outstanding during the period.

    42                                     See Notes to Financial Statements

       Prudential Tax-Managed Small-Cap Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                    Class Z
----------------------------------------------------------------------------------------------------------------
       Year                April 1, 2000              Year Ended March 31,            November 10, 1997(a)
       Ended                  Through           ---------------------------------           Through
October 31, 2001(d)     October 31, 2000(d)        2000(d)              1999             March 31, 1998
----------------------------------------------------------------------------------------------------------
      $ 10.05                 $  9.33              $   7.46           $  10.96              $  10.00
     --------                --------           --------------     --------------         ----------
         (.06)                   (.05)                 (.02)               .05                   .02
         (.55)                    .77                  1.89              (3.42)                  .95
     --------                --------           --------------     --------------         ----------
         (.61)                    .72                  1.87              (3.37)                  .97
     --------                --------           --------------     --------------         ----------
           --                      --                    --                 --                  (.01)
           --                      --                    --               (.13)                   --
     --------                --------           --------------     --------------         ----------
      $  9.44                 $ 10.05              $   9.33           $   7.46              $  10.96
     --------                --------           --------------     --------------         ----------
     --------                --------           --------------     --------------         ----------
        (6.07)%                  7.72%                25.07%            (30.88)%                9.74%
      $ 1.667                 $ 1,148              $    872           $  4,121              $  4,039
      $ 1,686                 $   855              $  1,847           $  5,315              $  2,709
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
         1.25%                   1.45%(b)              1.20%              1.01%                  .97%(b)
         (.56)%                  (.83)%(b)              .22%               .43%                  .51%(b)

    See Notes to Financial Statements                                     43

Prudential Tax-Managed Small-Cap Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks.
The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                              www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PQVAX    74437J106
    Class B     PQVBX    74437J205
    Class C     PQVCX    74437J304
    Class Z     PSQZX    74437J403

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

PRUDENTIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
    Class A    PQVAX    74437J106
    Class B    PQVBX    74437J205
    Class C    PQVCX    74437J304
    Class Z    PSQZX    74437J403

MF176E2    IFS-A071646

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.